UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WILHELMINA INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0.11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

April 28, 2015

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc.  The Annual Meeting will be held on June 11, 2015, at 10:00 a.m., local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.  Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc.  We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Mark E. Schwarz

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2015

April 28, 2015

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc., a Delaware corporation, will be held on June 11, 2015, at 10:00 a.m., local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, for the following purposes:

1.	to elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.
to ratify the appointment of Montgomery Coscia Greilich, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (the “Auditor Ratification Proposal”); and

3.	to consider and vote upon a proposal to approve and adopt the 2015 Incentive Plan (the “Incentive Plan Proposal”);

4.	to transact such other business as may properly be brought before the Annual Meeting.

Information regarding the election of directors, the Auditor Ratification Proposal and the Incentive Plan Proposal is provided in the attached Proxy Statement, which we encourage you to read in its entirety before voting.  As determined by the Board of Directors, only stockholders of record at the close of business on April 27, 2015 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Your vote is important, regardless of the number of shares that you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your participation.  We look forward to your continued support.

By Order of the Board of Directors

/s/ Mark E. Schwarz

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the
Wilhelmina International, Inc. Annual Meeting of Stockholders to be Held on June 11, 2015

The Proxy Statement and 2014 Annual Report on Form 10-K, as amended, are available at
http://www.wilhelmina.com/new-york/investor-relations

Table of Contents

Page

Questions and Answers About the Annual Meeting and Voting	1

Security Ownership of Certain Beneficial Owners and Management	6

Proposal No. 1 - Election of Directors	7
Directors, Nominees for Election to the Board and Named Executive Officers	8
Arrangements Regarding Nomination for Election to the Board	11
Transactions with Related Persons	14
Involvement in Certain Legal Proceedings	15
Family Relationships Between Directors and Executive Officers	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
Vote Required	16

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	16
Fees Billed During Fiscal 2014 and 2013	16
Pre-Approval Policies and Procedures	17
Vote Required	17

Proposal No. 3 – Adoption and Approval of the 2015 Incentive Plan	17
Description of the 2015 Incentive Plan	18
Certain Federal Income Tax Consequences	21
Vote Required	22

Corporate Governance	23
Director Independence	23
Meetings and Committees of the Board of Directors	23
Director Nomination Process	24
Board Leadership Structure	25
Board Role in Risk Oversight	25
Code of Conduct and Ethics	26
Stockholder Communications with the Board	26

Executive Compensation	27
Summary Compensation Table	27
Employment Agreements and Arrangements	27
Potential Payments Upon Termination or Change in Control	28
Outstanding Equity Awards at Fiscal Year-End Table	28
Director Compensation	30
Equity Compensation Plan Information	30

Audit Committee Report	33

Stockholder Proposals	34
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials	34
Requirements for Stockholder Proposals Outside the Scope of Rule 14a-8	34
Requirements for Stockholder Nominations of Directors	34

Proxy Solicitation	35

Annual Report	35

Annex A	A-1

i

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 11, 2015, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, at 10:00 a.m., local time, or at any adjournment or postponement thereof.  This Proxy Statement, along with either a proxy card or a voting instruction card, is being mailed to stockholders beginning on or around April 28, 2015.  This Proxy Statement is dated April 28, 2015.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 27, 2015, the record date for the Annual Meeting (the “Record Date”), and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.”  This Proxy Statement, our 2014 Annual Report on Form 10-K, as amended (the “2014 Annual Report”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  This Proxy Statement and the 2014 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  As a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	the election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•
The Auditor Ratification Proposal – the ratification of the appointment of Montgomery Coscia Greilich, LLP (“Montgomery Coscia Greilich”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	The Incentive Plan Proposal – the approval and adoption of the 2015 Incentive Plan; and

•	the transaction of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of its director nominees, the Auditor Ratification Proposal and the Incentive Plan Proposal.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank or nominee offers this alternative.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendation as follows: “FOR” the election of each of its nominees, the Auditor Ratification Proposal and the Incentive Plan Proposal.

Q:	Can my broker vote my shares for me?

A:
Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees have the discretion to vote such shares on routine matters, but not on other matters.  Brokers and nominees will not have discretionary authority to vote on the election of directors or the Incentive Plan Proposal, but will have discretionary authority to vote on the Auditor Ratification Proposal.  Please vote your proxy so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank or nominee), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, bank or nominee, your shares may constitute “broker non-votes.”  Broker non-votes will be considered present and counted towards a quorum at the Annual Meeting.  However, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Broker non-votes will not affect the outcome of the election of directors, the Auditor Ratification Proposal or the  Incentive Plan Proposal.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the Auditor Ratification Proposal you may vote “FOR” or “AGAINST” the proposal or you may “ABSTAIN” from voting on such proposal.   For the Incentive Plan Proposal you may vote “FOR” or “AGAINST” the proposal or you may “ABSTAIN” from voting on such proposal.

Q:	What are the voting requirements with respect to the election of directors?

A:
In the election of directors, each director nominee receiving a plurality of the votes of shares present and entitled to vote at the Annual Meeting will be elected.  You may withhold votes from any or all nominees.

Broker non-votes will have no effect on the outcome of the election of directors at the Annual Meeting.

Q:	What are the voting requirements with respect to the Incentive Plan Proposal?

A:	The Incentive Plan Proposal must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Abstentions will have the same effect as a vote “AGAINST” the Incentive Plan Proposal.  Broker non-votes will have no effect on the Incentive Plan Proposal.

Q:	How many votes do I have?

A:
You are entitled to one vote for each share of common stock, $0.01 par value per share, of the Company (the “Common Stock”) that you hold.  As of the Record Date, there were 5,869,002 shares of Common Stock issued and outstanding.

Q:	What happens if a director nominee does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the seven items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting.  If you grant a proxy, the person named as proxy holder and Mark Pape will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 2,935,152 shares, is represented at the Annual Meeting, either in person or by proxy.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, bank or nominee (i.e., in street name), and you plan to attend the Annual Meeting, please send written notification to Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, and enclose evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership).  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on June 11, 2015, at 10:00 a.m., local time.  You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name with a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee.  You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2014 Annual Report and other financial information?

A:	A copy of the 2014 Annual Report is enclosed.

Stockholders may request another free copy of the 2014 Annual Report and other financial information by contacting us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2014 Annual Report and other financial information at http://www.wilhelmina.com/new-york/investor-relations.

We will also furnish any exhibit to the 2014 Annual Report if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:	What if I have questions for the Transfer Agent?

A:
Please contact the Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock beneficially owned on April 27, 2015, the Record Date, by:

(a)	each person who is known by us to beneficially own 5% or more of the Common Stock;

(b)	each of our directors, nominees and named executive officers; and

(c)	all of our directors, nominees and executive officers as a group.

As of the Record Date, 5,869,002 shares of Common Stock were outstanding.  Unless otherwise indicated, the shares of Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares underlying options to purchase Common Stock exercisable within 60 days after the Record Date.  Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Wilhelmina International, Inc., 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

	Common Stock
Name of Beneficial Owner	Shares		%	(1)
5% or Greater Stockholders

Newcastle Partners, L.P.(2)	2,430,725	(3)	41.4
Horst-Dieter Esch(4)	1,441,395	(5)	24.6

Directors, Nominees and Named Executive Officers

Mark E. Schwarz	2,430,725	(6)	41.4
Alex Vaickus	65,000	(7)	1.1
David Chaiken	0		-
Horst-Dieter Esch	1,441,395	(8)	24.6
Clinton Coleman	0		-
James Dvorak	0		-
Mark Pape	0		-
Jeffrey Utz	0		-
James Roddey	0		-
All directors, nominees and executive officers as a group (ten persons)	3,937,120	(9)	67.1

_______________

(1)
Based on 5,869,002 shares of Common Stock outstanding as of April 17, 2015.  With the exception of shares that may be acquired by employees pursuant to our 401(k) retirement plan, a person is deemed to be the beneficial owner of Common Stock that can be acquired within 60 days after the Record Date upon the exercise of options.  Each beneficial owner’s percentage ownership of Common Stock is determined by assuming that options that are held by such person, but not those held by any other person, and that are exercisable within 60 days after the Record Date have been exercised.

(2)	The business address of Newcastle Partners, L.P. (“Newcastle”) is 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

(3)
Consists of shares of Common Stock held by Newcastle, as disclosed in Amendment No. 9 to a Schedule 13D filed with the SEC on June 19, 2014.  Newcastle Capital Management, L.P. (“NCM”), as the general partner of Newcastle, may be deemed to beneficially own the shares held by Newcastle. Each of Newcastle Capital Group, L.L.C. (“NCG”), as the general partner of NCM, NCM Services Inc. (“NCM Services”), as the sole member of NCG, the Schwarz 2012 Family Trust (the “Schwarz Trust”), as the sole stockholder of NCM Services, and Mark E. Schwarz, as the sole trustee of the Schwarz Trust, may in each case also be deemed to beneficially own the shares held by Newcastle.  Each of NCM, NCG, NCM Services, the Schwarz Trust and Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle except to the extent of their pecuniary interest therein.

(4)	The business address of Horst-Dieter Esch is Carretera Transpeninsular Km. 27.5, San Jose del Cabo, B.C.S. Mexico 23400.

(5)
Consists of 1,423,404 shares of Common Stock held of record by Horst-Dieter Esch and 10,451 shares of Common Stock held of record by Lorex Investment AG (“Lorex”), in each case as reported to the Company by its transfer agent as of November 14, 2014, and 7,540 shares of Common Stock held by Horst-Dieter Esch, as disclosed in a Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC by Horst-Dieter Esch on June 27, 2014.  Mr. Esch is the sole stockholder of Lorex and shares voting and dispositive power over the shares held by Lorex with Peter Marty, its sole officer and director.

(6)
Consists of 2,430,725 shares of Common Stock held by Newcastle.  Mr. Schwarz may be deemed to beneficially own the shares held by Newcastle by virtue of his power to vote and dispose of such shares.  Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle except to the extent of his pecuniary interest therein.

(7)	Includes 60,000 shares of Common Stock issuable upon the exercise of options held by Alex Vaickus individually, which are exercisable within 60 days after the Record Date.

(8)
Consists of 1,430,944 shares of Common Stock held by Horst-Dieter Esch and 10,451 shares of Common Stock held by Lorex.  Mr. Esch is the sole stockholder of Lorex and shares voting and dispositive power over the shares held by Lorex with Peter Marty, its sole officer and director.

(9)	Consists of 3,877,120 shares of Common Stock and 60,000 shares of Common Stock issuable upon the exercise of options.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

There are seven nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.  All of the nominees currently serve as directors of the Company.  Proxies may not be voted with respect to more than seven individuals in the election of directors at the Annual Meeting.

Our Bylaws provide that the number of directors shall be fixed from time to time by the Board, but shall not be less than three.  Each director is elected annually to serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes of shares present and entitled to vote at the Annual Meeting.

Directors, Nominees for Election to the Board and Named Executive Officers

Information regarding our directors, nominees and named executive officers, including their ages, current positions with the Company and business experience for the past five years (and, in some instances, for prior years), is set forth below.  All such information has been furnished to us by our directors, nominees and named executive officers.  Additionally, the experiences and skills that led to the conclusion that the nominees should serve as directors are discussed below.

Name	Age	Positions with Company
Mark E. Schwarz	54	Chairman of the Board and Executive Chairman
Clinton Coleman	37	Director
James Dvorak	45	Director
Horst-Dieter Esch	72	Director
Mark Pape	64	Director
James Roddey	80	Director
Jeffrey Utz	48	Director
Alex Vaickus	55	Chief Executive Officer
David Chaiken	52	Chief Accounting Officer
_______________

Mark Schwarz

Mr. Schwarz has served as a director and Chairman of the Board since June 2004 and Executive Chairman since September 2012.  Mr. Schwarz was our Chief Executive Officer from April 2009 through September 2012.  He previously served as our Interim Chief Executive Officer beginning in October 2007 and was formally appointed our Interim Chief Executive Officer effective in July 2008.  He is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, a private investment management firm he founded in 1993, which is the General Partner of Newcastle, a private investment firm.  Mr. Schwarz has served as Executive Chairman of the Board of Hallmark Financial Services, Inc. (“Hallmark”), a specialty property and casualty insurer, since August 2006.  He served as Chief Executive Officer and President of Hallmark from 2003 to August 2006.  He currently serves as Chairman of the Board of Bell Industries, Inc., a company primarily engaged in providing information technology services (“Bell Industries”), and Pizza Inn Holdings, Inc., an operator and franchisor of pizza restaurants (“Pizza Inn”).  He also serves on the board of directors of SL Industries, Inc., a power and data quality products manufacturer.  He previously served on the boards of directors of Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies (“Nashua”), from 2001 to September 2009, MedQuist Inc., a provider of clinical documentation workflow solutions in support of electronic health records, from December 2007 to August 2009, WebFinancial Corporation, a holding company with subsidiaries operating in niche banking markets, from July 2001 to December 2008, and Vesta Insurance Group, Inc., a holding company for a group of insurance companies.

With nearly 20 years of experience as an investment manager and a business executive, Mr. Schwarz brings significant leadership, financial expertise, operational skills and public company board of directors and executive experience to the Board.  Through investments made by NCM and its affiliates, Mr. Schwarz has broad and substantial experience analyzing and advising public companies, including with respect to issues such as corporate governance, capital raising, capital allocation and general operational and business strategy, and has been closely involved in the operations of companies across a range of industries in both director and executive capacities.  As our Chairman of the Board and Executive Chairman, Mr. Schwarz is closely involved in all of our operations and activities.

Clinton Coleman

Mr. Coleman has served as a director since January 2011.  He has served as the Chief Executive Officer of Bell Industries since January 2010, and has been a director since January 2007.  Mr. Coleman has served as an investment professional with NCM since July 2005, including as Managing Director (June 2012 to present) and Vice President (July 2005 through May 2012).  Mr. Coleman previously served as the Interim Chief Executive Officer of Pizza Inn from June 2012 to November 2012, the Interim Chief Executive Officer of Bell Industries from July 2007 to January 2010 and the Interim Chief Financial Officer of Pizza Inn from July 2006 to January 2007.  Prior to joining NCM, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from October 2003 to June 2005.  From March 2002 to October 2003, Mr. Coleman served as an associate with Hunt Investment Group, L.P., a private investment group.  Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman is also a director of Pizza Inn and several privately held companies.  During the past five years, Mr. Coleman also served as a director of Nashua.

Mr. Coleman brings to the Board extensive experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries, including in capacities as director, chief executive officer and chief financial officer.  As an investment banker and investment professional, Mr. Coleman also has a strong background analyzing and advising public companies, as well as significant transactional experience.

James Dvorak

Mr. Dvorak has served as a director since January 2011.  He has served as an investment professional with NCM since January 2008, including as Managing Director (June 2012 to present) and Vice President (January 2008 through May 2012).  Mr. Dvorak served as a consultant and subsequently a Senior Investment Analyst with Falcon Fund Management, a Dallas-based investment firm, from September 2006 to December 2007, and as a Vice President with Fagan Capital, an investment firm located in Irving, Texas, from 1999 to June 2006.  Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate.  Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois.

Mr. Dvorak brings 20 years of experience as a business executive and professional investor.  As a management consultant, Mr. Dvorak was involved in business strategy evaluation and development, new business development, acquisition due diligence, and reorganizations of Fortune 500 businesses.  As a financial executive and investment professional, Mr. Dvorak has developed strong skills in business development, financial and operational analysis, capital structure issues, capital allocation, and strategy development and evaluation.

Horst-Dieter Esch

Mr. Esch has served as a director since February 2010. He is a private investor and, since March 2012, has served as the Chairman of the Board of Directors of Snell Real Estate, a leading real estate agency in Las Cabos, Mexico.  Since 2008 and through 2011, he served as the Chairman of USA Team Handball, the national governing body for the Olympic sport of handball. From February 2009 through December 2009, Mr. Esch was a consultant to the Company. Mr. Esch was a principal owner and Chairman of Wilhelmina International, Ltd. (“Wilhelmina International”) and its affiliated companies prior to their sale to the Company in February 2009.

With over 21 years in the model management and artist management businesses, Mr. Esch brings deep experience in the Company’s industry to the Board, together with strong leadership, business strategy and business development skills.  Given his long time involvement in the modeling industry, Mr. Esch brings a valuable perspective and industry relationships to the Board.  In addition, as a former principal owner, Chairman and an officer of the operating subsidiaries of the Company, Mr. Esch is strongly familiar with all aspects of their businesses.

Mark Pape

Mr. Pape has served as a director since January 2011.  He has served as the Chairman of the boards of directors of H2Options, Inc., a start-up water conservation design/installation firm, since September 2009, and U.S. Rain Group, Inc. a private equity company investing in water conservation opportunities since Auguest 2013.  He served as the Chief Financial Officer of Oryon Technologies, LLC, a privately-held technology company, from October 2010 until November 2014.  Mr. Pape served as a partner at Tatum LLC, an executive services firm, from August 2008 through November 2009.  From November 2005 to December 2007, Mr. Pape served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a publicly-traded property and casualty insurance company specializing in non-standard automobile insurance, and served on its board of directors and audit committee from July 2004 to November 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, from September 2005 to November 2005, as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from April 2002 to May 2005, and as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from May 1999 to June 2001.  Mr. Pape was a member of the board of directors of Specialty Underwriters’ Alliance, Inc., a publicly-traded specialty property and casualty insurance company, from July 2009 through November 2009.

With strong experience as a business executive, Mr. Pape brings significant leadership, operational skills and public company board of directors and executive experience to the Board.  In addition, Mr. Pape’s strong background in finance and financial services, including his significant transactional experience, bolsters the Company’s experience in these areas and will be particularly helpful to the Company as it grows.

Jeffrey Utz

Mr. Utz has been a principal and partner at Diversified Insurance Group, an insurance agency and provider of benefits and risk management consulting services based in Salt Lake City, since July 1998. Prior to Diversified Insurance Group, Mr. Utz worked at Great American Insurance Company, a specialty insurance company, and Fred A. Moreton & Company, an insurance brokerage firm.  Mr. Utz recently completed a term as Chairman of the Board of USA Team Handball and sits on the Board for Workers’ Compensation Certification Institute.

With strong experience as a business executive, Mr. Utz brings to the Board significant operational, sales and marketing and business strategy skills as well as executive experience and leadership.  At Diversified Insurance Group, Mr. Utz has been an integral part of its growth and expansion, and such experience and insight is expected to be valuable to the Board. In addition, Mr. Utz’s strong background and expertise in risk management also provides an additional competency to the Board.

James Roddey

Mr. Roddey has served as a director since November 2013.  Mr. Roddey previously served as a director from January 2011 to September 2013.  He has served as Principal of Baker Tilly Virchow Krause, LLP (including through its predecessors ParenteBeard, LLP and McCrory & McDowell LLC), a provider of financial, business and management consulting services, since September 2007.  Mr. Roddey was a Partner at the Hawthorne Group, an investment and management company, from January 2004 to September 2007 (and previously from 1978 to 2000).  Prior to the Hawthorne Group, from January 2000 to January 2004, Mr. Roddey served as the Chief Executive of Allegheny County, Pennsylvania.  Mr. Roddey was a director of SEEC, Inc., a software provider for the insurance and financial services industry, from August 2005 to November 2008.  Earlier in his career, Mr. Roddey served as President and a director of Turner Communications, Inc. and Rollins Communication, Inc. and, while associated with the Hawthorne Group, President and Chief Executive Officer of Pittsburgh Outdoor Advertising, Gateway Outdoor Advertising and International Sports Marketing, among other companies.

Alex Vaickus

Mr. Vaickus has served as our Chief Executive Officer since September 2012.  Mr. Vaickus served as President of Playboy Enterprises Inc. (“PEI”), a media and lifestyle company that markets the Playboy brand through a wide range of media properties and licensing initiatives, from 2009 to 2011 and as President of PEI’s Global Licensing Group from 2000 to 2009.  Mr. Vaickus also served as Executive Vice President (2002-2009) and Senior Vice President (2000-2002) of PEI.  Prior to that, Mr. Vaickus served as PEI’s Vice President of Strategic Planning from 1998 to 2000.  Mr. Vaickus previously served as an executive at a division of Conagra Foods, Inc. from 1993 to 1998 and an executive at a division of Sara Lee Corporation from 1981 to 1993.

David Chaiken

 Mr. Chaiken, has served as the Company’s controller since June 2013 and its Chief Accounting Officer since February 2015.  From 2003 through 2015, Mr. Chaiken has been the principal of DSC Finance LLC, a provider of outsourced accounting and finance services to companies principally in the media and technology industries. With DSC, Mr. Chaiken has served in senior outsourced accounting and finance positions with a variety of companies, with responsibilities including financial reporting, budgeting and financing modeling, strategic planning and negotiation of lending arrangements.  From 1990 to 1997, Mr. Chaiken was the chief financial officer (controller from 1987 to 1990) of The Arlen Corporation, a publicly traded holding company with investments in manufacturers of products for the automotive aftermarket.  From 1984 to 1987, Mr. Chaiken was a senior accountant at BDO Seidman LLP.  Mr. Chaiken is a Certified Public Accountant and received his BBA in accounting from the University of Massachusetts at Amherst.

Arrangements Regarding Nomination for Election to the Board

Pursuant to a mutual support agreement (as amended, the “Mutual Support Agreement”) entered into in connection with our acquisition of Wilhelmina International and certain of its affiliates (the “Acquisition”) in February of 2009,  Newcastle, Esch, Lorex, Brad Krassner, and Mr. Krassner’s affiliate Krassner Family Investments Limited Partnership (“Krassner L.P.” and together with Mr. Esch, Lorex and Mr. Krassner, the “Control Sellers”) agreed that, among other things, each of the parties would (a) use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of their designees and, in the event the Board will appoint directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint their designees to the Board, (b) vote their shares of common stock to elect their designees at any meeting of our stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (c) not to propose, and to vote their shares of common stock against, any amendment to our Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of their designees.

In October 2010, Newcastle and the Control Sellers entered into an Amendment to the Mutual Support Agreement (the “MSA Amendment”) for the purpose of providing a procedure for the nomination, election and removal of independent members of the Board. Pursuant to the MSA Amendment, the parties agreed (a) to cause their representatives serving on the Board to vote to nominate and recommend the election of (i) one individual (the “NP Independent Representative”) selected by Messrs. Esch and Krassner from a list of at least four Qualifying Unaffiliated Individuals (as defined below) pre-approved by Newcastle (two of whom are required to be Enhanced QUIs (as defined below)) and (ii) one individual (the “Seller Independent Representative” and together with the NP Independent Representative, the “Independent Designees”) selected by Newcastle from a list of at least four Qualifying Unaffiliated Individuals pre-approved by Messrs. Esch and Krassner (two of whom are required to be Enhanced QUIs) and, in the event the Board will appoint directors without stockholder approval, to cause their representatives on the Board to appoint applicable Independent Designee(s) to the Board (including to fill any vacancy caused by the death, incapacity, resignation or removal of an applicable Independent Designee), (b) to vote their shares of common stock to elect the Independent Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of meeting pursuant to which directors are to be elected to the Board, and (c) to vote against and not to propose the removal of either Independent Designee unless both parties vote for such removal.

For purposes of the MSA Amendment, (a) a “Qualifying Unaffiliated Individual” generally means an individual that (i) meets the director independence standards of The NASDAQ Stock Market LLC (“Nasdaq”), (ii) is not an affiliate of the parties or the Company or a holder of 5% or more of any class of equity interests in the parties or any of their affiliates (other than the Company) and (iii) has or maintains no Economic Relationship (as defined below) with any of the parties, the Company or any affiliate thereof, (b) an individual is generally considered to have an “Economic Relationship” with another person if such individual (or any affiliate thereof) receives (or has received in the prior five years) a material direct financial benefit from such other person (e.g., material salary or fees, material contractual payments under a commercial contract, equity or debt investment proceeds, etc.), (c) an “Enhanced QUI” generally means an individual that (i) meets the Qualifying Unaffiliated Individual standard and, in addition, (ii) is not a Close Long Time Personal Friend (as defined below) of the party pre-approving such individual, (d) a “Close Long Time Personal Friend” of a pre-approving party generally means an individual who has had Meaningful Social Contact (as defined below) on at least a monthly basis for at least ten months out of every year starting 1990 or earlier up to the present with Messrs. Krassner or Esch (if Messrs. Krassner and Esch are the pre-approving parties) or with Mr. Schwarz, John Murray (the Company’s former Chief Financial Officer) or Evan Stone (the Company’s former General Counsel) (if Newcastle is the pre-approving party), and (e) “Meaningful Social Contact” generally means in-person, pre-arranged (between the relevant principals and the Close Long Time Personal Friend) social contact that is one-on-one or involves a group of no more than 10 people and which (i) focuses principally on non-professional and non-business related topics and (ii) occurs in a non-professional setting (e.g., residential setting, restaurant, etc.); provided that, without limitation, (A) any spontaneous contact (e.g., “running into” each other) in any location (whether or not occurring with frequency) and (B) contact occurring in larger group social setting or event not organized by a relevant principal or the Close Long Time Personal Friend or spouse of either or Close Long Time Personal Friend of both (e.g., a party at a third party’s home or club, a class, football game, concert, etc.) are expressly excluded as “Meaningful Social Contact.”

Pursuant to the MSA Amendment, the parties agreed to an annual selection process with respect to the Independent Designees.  Under the MSA Amendment, a list of pre-approved nominees meeting the applicable standards is required to be delivered to the other party with respect to each Annual Meeting of Stockholders thereafter, no later than the date that is 75 calendar days prior to the mailing date of the proxy statement for the prior year’s annual meeting.  The MSA Amendment also contains procedures for the re-nomination of Independent Designees who were previously appointed or elected to the Board in lieu of the annual selection process.

The obligations of the parties under the Mutual Support Agreement terminate upon the earlier of (a) the written agreement of all of the parties or (b) the date on which two of the three groups of parties to the Mutual Support Agreement (Mr. Esch and his affiliates as one group, Mr. Krassner and his affiliates as another group, and Newcastle as another group) each owns less than 5% of the common stock outstanding. On July 31, 2012, Krassner L.P. disposed of shares of our Common Stock in an amount which resulted in Mr. Krassner and his affiliates beneficially owning less than five percent (5%) of the outstanding shares of our Common Stock.  Accordingly, Mr. Krassner ceased to have rights and obligations under the terms of the Mutual Support Agreement, including any right to designate a director to the Board, to jointly select the NP Independent Representative from a list pre-approved by Newcastle or to jointly pre-approve a list of nominees from which the Seller Independent Representative is selected by Newcastle.  Mr. Krassner also resigned as a member of the Board on September 20, 2012.  Mr. Esch maintains his rights and obligations under the Mutual Support Agreement, including the right to designate a director to the Board, to select the NP Independent Representative from a list pre-approved by Newcastle and to pre-approve a list of nominees from which the Seller Independent Representative is selected by Newcastle.

In connection with the closing of the Acquisition in 2009, Newcastle designated Mr. Schwarz as a Board designee of Newcastle pursuant to the Mutual Support Agreement.  In February 2010, the Board appointed Mr. Esch to serve as a director following his designation of himself as Board designee pursuant to the Mutual Support Agreement.  Mark Pape (selected from a list pre-approved by Newcastle) and James Roddey (selected from a list pre-approved by Messrs. Esch and Krassner) were first selected as the Independent Designees for the Company’s 2011 Annual Meeting held in January 2011.  In addition, effective upon the date of the 2011 Annual Meeting, Newcastle designated Messrs. Coleman and Dvorak as its designees pursuant to the Mutual Support Agreement (replacing earlier Newcastle designees John Murray and Evan Stone).  For the Company’s 2013 Annual Meeting held in September 2013, Mr. Esch determined not to re-nominate Mr. Roddey as an Independent Designee, and Mr. Utz was selected by Newcastle from a list pre-approved by Mr. Esch.  Mr. Roddey was subsequently re-appointed to the Board in November 2013 and does not currently serve on the Board pursuant to the Mutual Support Agreement.

Although the Company is not a party to the Mutual Support Agreement, the Board unanimously approved the nomination of each of the designees thereunder for election to the Board at this Annual Meeting.

In addition to the obligations set forth above, the parties also agreed under the MSA Amendment (a) to vote against and not to propose any amendment to the Certificate of Incorporation or Bylaws or the adoption of any other corporate measure that (A) reduces or fixes the size of the Board below seven directors or increases or fixes the size of the Board in excess of seven directors or (B) provides that directors shall be elected other than on an annual basis and (b) not to seek to advise, encourage or influence (or form, join or in any way participate in any “group” or act in concert with) any other person with respect to the voting of any Company voting securities inconsistent with the foregoing.  Pursuant to the MSA Amendment, the parties also agreed that, so long as the Mutual Support Agreement remains in effect, the parties will cause their representatives on the Board to vote to maintain the size of the Board at seven directors, unless otherwise agreed to by the respective Board designees of the parties.

Transactions with Related Persons

Transactions with Newcastle and its Affiliates

Our corporate headquarters are currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which is also an office of NCM.  Pursuant to an oral agreement, we previously occupied a portion of NCM’s office space on a month-to-month basis at no charge, and received accounting and administrative services from employees of NCM at no charge.  Effective October 1, 2006, the parties formalized this arrangement by executing a services agreement.  Pursuant to the services agreement, we continue to occupy a portion of NCM’s office space on a month-to-month basis at $2,500 per month and incur additional fees to NCM for accounting and administrative services provided by employees of NCM.  During the fiscal years ended December 31, 2014 and 2013, we incurred fees (including the payments for the NCM office space) of approximately $30,000 and $30,000, respectively, under the services agreement.

Newcastle is party to a registration rights agreement with the Company pursuant to which it holds certain demand and piggyback registration rights with respect to the Common Stock it holds, including Common Stock issued to Newcastle under a purchase agreement entered into by Newcastle and the Company in August 25, 2008 for the purpose of obtaining financing to complete the Acquisition.

Mr. Schwarz, our Executive Chairman and Chairman of the Board, is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, which is the General Partner of Newcastle.   Messrs. Coleman and Dvorak, who each serve on our Board, are Managing Directors of NCM.  John Murray, our former Chief Financial Officer through January 2015, also served as the Chief Financial Officer of NCM during 2013 and 2014.

Transactions with Messrs. Esch and Krassner

The Company has paid to the Control Sellers an aggregate of approximately $676,000 in respect of certain earn-out obligations in connection with the Acquisition relating to the operating results of Wilhelmina Miami (defined herein as the “Miami Earnout”).  During March 2013, the Company offset approximately $454,000 of the Company’s remaining approximately Miami Earnout obligation ($509,000 as of December 31, 2012) for losses incurred by the Company in the settlement of the foreign withholding claims for tax years 2006 and 2008.  In 2014, the Company conducted a review of any remaining obligations under the Miami Earnout and concluded that all obligations to the Control Sellers were satisfied and no further amounts were owing.

Mr. Esch and Lorex (together with Mr. Krassner and Krassner L.P.) are parties to a registration rights agreement entered into in connection with the Acquisition, pursuant to which such parties, among others, hold certain demand and piggyback registration rights with respect to the Common Stock issued to them in connection with the Acquisition.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions with the Company in which our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed in our Annual Reports on Form 10-K and our proxy statements with respect to the election of directors.  In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed.  In the course of its review and approval or ratification of a related party transaction to be disclosed, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and (vi) any other matters the Audit Committee deems appropriate.

Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Board or committee that considers the transaction.

Involvement in Certain Legal Proceedings

We are engaged in various legal proceedings that are routine in nature and incidental to our business.  None of these proceedings, either individually or in the aggregate, are believed, in our opinion, to have a material adverse effect on our consolidated financial position or our results of operations.

Family Relationships Between Directors and Executive Officers

There are no family relationships among the Company’s directors, nominees or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of the Section 16(a) reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2014, we believe that our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements during fiscal year 2014, except as set forth below.

On June 27, 2014, Horst-Dieter Esch, a director of the Company, filed a Statement of Changes in Beneficial Ownership on Form 4 which did not timely report the transfer of 500 shares on June 18, 2014 and 249,500 shares on June 23, 2014.

On July 10, 2014, Horst-Dieter Esch, a director of the Company, filed a Statement of Changes in Beneficial Ownership on Form 4 which did not timely report the sale of 69,600 shares on July 27, 2014, 2,650 shares on June 30, 2014 and the sale of 7,002 shares on July 7, 2014.

Vote Required

A plurality of the votes of shares present and entitled to vote at the Annual Meeting is required for the election of each of the nominees.

THE BOARD RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Montgomery Coscia Greilich to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Although the selection of Montgomery Coscia Greilich does not require ratification, the Board has directed that the appointment of Montgomery Coscia Greilich be submitted to stockholders for ratification due to the significance of their appointment to the Company.  If stockholders do not ratify the appointment of Montgomery Coscia Greilich as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants.  A representative of Montgomery Coscia Greilich will not be present at the Annual Meeting.

Fees Billed During Fiscal 2014 and 2013

Audit Fees

The aggregate fees billed by Montgomery Coscia Greilich for professional services required for the audit of our annual financial statements included in our 2014 Annual Report and the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other services that are normally provided in connection with statutory or regulatory filings or engagements, was $150,000 and $141,750 for fiscal years 2014 and 2013, respectively.

Audit-Related Fees

We did not engage or pay Montgomery Coscia Greilich for assurance and related services in fiscal years 2014 and 2013.

Tax Fees

Professional services relating to tax compliance, tax advice and tax planning paid to Montgomery Coscia Greilich was $73,816 and $66,514 for fiscal years 2014 and 2013, respectively.

All Other Fees

Other than the services described above, we did not engage or pay Montgomery Coscia Greilich for services in fiscal years 2014 and 2013.

Pre-Approval Policies and Procedures

All audit services to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the audit engagements and fees for the fiscal years ended December 31, 2014 and December 31, 2013 were pre-approved by the Audit Committee.  In connection with the audit of our financial statements for the fiscal year ended December 31, 2014, Montgomery Coscia Greilich only used full-time, permanent employees.

The Audit Committee has considered whether the provision by Montgomery Coscia Greilich of the services covered by the fees other than the audit fees is compatible with maintaining Montgomery Coscia Greilich’s independence and believes that it is compatible.

Vote Required

The approval of the Auditor Ratification Proposal will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MONTGOMERY COSCIA GREILICH, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL NO. 3 – ADOPTION AND APPROVAL OF THE 2015 INCENTIVE PLAN

On April 27, 2015, the Board approved, and is now proposing for stockholder approval and adoption, the 2015 Incentive Plan, a copy of which is attached hereto as Annex A.  The 2015 Incentive Plan is intended as an incentive to retain and to attract new directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

As of the date of this Proxy Statement, no options or rights have been granted under the 2015 Incentive Plan.  The Board has authorized a grant of 10,000 options to Mr. Chaiken under the 2015 Incentive Plan, conditional on stockholder approval thereof.  The benefits and amounts to be derived under the 2015 Incentive Plan are not determinable.

Description of the 2015 Incentive Plan

The following is a brief summary of the 2015 Incentive Plan, which is qualified in its entirety by reference to the text of the 2015 Incentive Plan, which is attached hereto as Annex A.

Purpose
The purpose of the 2015 Incentive Plan is to provide incentive to retain and to attract new directors, officers, consultants, advisors and employees who are primarily responsible for the management and growth of the Company.

The Company intends that the 2015 Incentive Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the 2015 Incentive Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the 2015 Incentive Plan may satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code, with respect to those options for which qualification for such exception is intended.

Administration

The 2015 Incentive Plan is to be administered by a committee consisting of two or more directors appointed by the Board (the “Plan Committee”), which may be the compensation committee of the Board (the “Compensation Committee”).  The Board has designated the Compensation Committee as the Plan Committee.  The Plan Committee will be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of the Board.  In the event that for any reason the Plan Committee is unable to act or if the Plan Committee at the time of any grant, award or other acquisition under the 2015 Incentive Plan does not consist of two or more “non-employee directors,” or if there is no such Plan Committee, then the 2015 Incentive Plan will be administered by the Board, provided that grants to the Company’s Chief Executive Officer or any other covered employees within the meaning of Section 162(m) of the Code that are intended to qualify as performance-based compensation under Section 162(m) of the Code (“Section 162(m) Grants”) may only be granted by a properly constituted Plan Committee.

Except for Section 162(m) Grants, the Plan Committee, subject to the terms of the 2015 Incentive Plan, recommends for approval by the Board recipients of options (“Options”), stock appreciation rights (“Stock Appreciation Rights”), restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives” and collectively, “Rights”), the terms and conditions of Rights agreements (which need not be identical) and which Options granted under the 2015 Incentive Plan shall be an incentive stock option (an “ISO”) or a non-qualified stock option (a “NQSO”). With respect to Section 162(m) Grants, the Plan Committee, subject to the terms of the 2015 Incentive Plan, has full power and authority to designate recipients of Options and Stock Appreciation Rights and to determine the terms and conditions of respective Options and Stock Appreciation Rights (which need not be identical) and whether Options shall be ISOs or NQSOs, all subject to ratification by the Board.

Subject to the other provisions of the 2015 Incentive Plan, the Plan Committee also has full power and authority to do the following: (i) to interpret the 2015 Incentive Plan and all Rights granted thereunder; and (ii) to make all other determinations necessary or advisable for the administration of the 2015 Incentive Plan.

Eligibility

The persons eligible for participation in the 2015 Incentive Plan as recipients of Rights include directors, officers and employees of, and consultants and advisors to, the Company or any of its subsidiaries; provided that ISOs may only be granted to employees of the Company and its subsidiaries.  In selecting participants, and determining the number of shares covered by each Right, the Plan Committee may consider any factors that it deems relevant.  Our directors and all of our employees (approximately 111 as of April 21, 2015) are eligible to participate in the 2015 Incentive Plan.

Shares Subject to the 2015 Incentive Plan

A total of 500,000 shares of Common Stock may be issued or subject to Rights issued pursuant to the 2015 Incentive Plan, except the maximum number of shares that may be subject to Options and Stock Appreciation Rights issued pursuant to the 2015 Incentive Plan to any individual in any calendar year may not exceed 250,000.  Should any Right expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of a Right be reduced for any reason, the shares of Common Stock theretofore subject to such Right may be subject to future grants under the 2015 Incentive Plan, unless such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar type of corporate restructuring affecting the shares of Common Stock, the Plan Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2015 Incentive Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2015 Incentive Plan, to the end that after such event each optionee’s proportionate interest will be maintained as immediately before the occurrence of such event. The Plan Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any ISOs previously granted will not be deemed modified within the meaning of Section 424(h) or 409A of the Code.  Appropriate adjustments will also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the 2015 Incentive Plan.

Options

An Option granted under the 2015 Incentive Plan is designated at the time of grant as either an ISO or as an NQSO.  Upon the grant of an Option to purchase shares of Common Stock, the Plan Committee will fix the number of shares of Common Stock that the optionee may purchase upon exercise of such Option and the price at which the shares may be purchased.  Such price may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an optionee who, at the time an ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share under an ISO must be at least 110% of the fair market value per share of Common Stock on the date of grant.  The term of each Option will also be fixed by the Plan Committee, except no Option may be exercisable more than ten years after the grant date, and in the case of an ISO granted to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the ISO may not be exercisable more than five years after the grant date.

Stock Appreciation Rights

Stock Appreciation Rights may be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the grant date and will be exercisable at such time or times and subject to such terms and conditions as determined by the Plan Committee.  Unless otherwise provided, Stock Appreciation Rights will become immediately exercisable and remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.

Restricted Stock

Restricted Stock may be granted under the 2015 Incentive Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2015 Incentive Plan, as the Plan Committee deems desirable.  A grantee will have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Plan Committee and, if the Plan Committee deems desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Plan Committee.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.  The Company will generally be entitled to a corresponding tax deduction, but such deduction could be subject to limitation under Section 162(m) of the Code.

Other Equity Incentives or Stock Based Awards

Subject to the provisions of the 2015 Incentive Plan, the Plan Committee, in the case of Equity Incentives intended to satisfy the requirements of Section 162(m) of the Code, may grant or, in all other cases, may recommend to the Board the grant of Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Plan Committee in its discretion determines.  Such awards may entail the transfer of actual shares of Common Stock to 2015 Incentive Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Term of the Rights

The Plan Committee, in its sole discretion, will fix the term of each Right, subject to certain limitations set forth in the 2015 Incentive Plan.  The 2015 Incentive Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

Restrictions on Transferability

Options and Stock Appreciation Rights granted under the 2015 Incentive Plan are not transferable and may be exercised solely by the optionee or grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Plan Committee, in its sole discretion, may permit a transfer of an NQSO to (i) a trust for the benefit of the optionee or (ii) a member of the optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions of the 2015 Incentive Plan will be void and ineffective and will give no right to the purported transferee.  Shares of Restricted Stock may become transferable if the Plan Committee specifies a date on which the transfer restrictions lapse.

Termination

No Right may be granted pursuant to the 2015 Incentive Plan following May 1, 2021.

Amendments

The Board may at any time amend, suspend or terminate the 2015 Incentive Plan, except that no amendment may be made that would impair the rights of any optionee or grantee under any Right previously granted without the optionee’s or grantee’s consent, and except that, following approval of the 2015 Incentive Plan by stockholders, no amendment may be made which, without the approval of the Company’s stockholders,  if so required pursuant to the rules of any securities exchange of similar regulatory body or if such amendment would do any of the following: (i) materially increase the number of shares that may be issued under the 2015 Incentive Plan, except as permitted under the 2015 Incentive Plan; (ii) materially increase the benefits accruing to the optionees or grantees under the 2015 Incentive Plan; (iii) materially modify the requirements as to eligibility for participation in the 2015 Incentive Plan; (iv) decrease the exercise price of an ISO or NQSO to less than 100% of the fair market value on the grant date; or (v) extend the term of any Option beyond that permitted in the 2015 Incentive Plan.

Certain Federal Income Tax Consequences

Incentive Stock Options

Options that are granted under the 2015 Incentive Plan and that are intended to qualify as ISOs must comply with the requirements of Section 422 of the Code.  An Option holder is not taxed upon the grant or exercise of an ISO; however, the difference between the fair market value of the shares on the exercise date will be an item of adjustment for purposes of the alternative minimum tax.  If an Option holder holds the shares acquired upon the exercise of an ISO for at least two years following the date of the grant of the Option and at least one year following the exercise of the Option, the Option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes.  The measure of the gain is the difference between the proceeds received on disposition and the Option holder’s basis in the shares (which generally would equal the exercise price).  If the Option holder disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two year holding periods described above, the Option holder may recognize both ordinary income and capital gain in the year of disposition.  The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Option holder’s adjusted basis in the shares (generally the Option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the Option price.  The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the Option holder’s disposition of the shares after satisfying the holding period requirement described above.  If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the Option holder disposes of the shares, in an amount equal to the ordinary income recognized by the Option holder.

Nonqualified Stock Options

In the case of an NQSO, an Option holder is not taxed on the grant of such Option.  Upon exercise, however, the participant recognizes ordinary income equal to the difference between the Option price and the fair market value of the shares on the date of the exercise.  The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the Option holder.  Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following the exercise.  The Company does not receive an income tax deduction for this gain.

Restricted Stock

A recipient of Restricted Stock will not have taxable income upon grant, but will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.  A recipient of Restricted Stock may instead, however, elect to be taxed at the time of grant.

Stock Appreciation Rights

No taxable income will be recognized by an Option holder upon receipt of a Stock Appreciation Right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a Stock Appreciation Right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the Stock Appreciation Right and the Company will generally be entitled to a corresponding tax deduction.

Vote Required

The approval of the Incentive Plan Proposal will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL AND ADOPTION OF THE 2015 INCENTIVE PLAN.

CORPORATE GOVERNANCE

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the business and charitable relationships between it and each director.  The Board determines whether directors are “independent” under Nasdaq’s listing standards.  The Board determined that Mark Pape,  James Roddey, Jeffrey Utz and Dieter Esch are independent under Nasdaq’s listing standards.  Mr. Schwarz is not independent under Nasdaq’s listing standards.  With respect to 2014, the Board has not made a determination regarding the independence of Messrs. Coleman or Dvorak.  The Audit Committee is comprised of Messrs. Pape (Chairman), Roddey and Utz, all of whom are independent under Nasdaq’s listing standards applicable to Audit Committee members.  The Compensation Committee is also composed of Messrs. Pape, Roddey (Chairman) and Utz. The Company does not have a separately-designated Nominating Committee at this time.

Under Nasdaq rules, a “controlled company” is a company in which 50% of the voting power for the election of directors is held by an individual, group or another company.  Newcastle, Mr. Schwarz, Lorex, and Mr. Esch, who together control in excess of the 50% of the Company’s voting power for the election of directors, are filing parties to a Schedule 13D/A filed on June 19, 2014.   Accordingly, the Company believes that greater than 50% of the voting power for the election of directors of the Company is held by a group, and the Company is a “controlled company” within Nasdaq’s rules.  In reliance on a “controlled company” exception, the Company does not maintain a separate nominating committee.  The Company nevertheless at this time maintains a full Board comprised of a majority of independent directors and fully independent audit and compensation committees.  The Company may in the future determine to rely on the “controlled company” exception in respect of certain other Nasdaq governance requirements, including majority board independence.

Meetings and Committees of the Board of Directors

The Board met four times and acted by written consent one time during 2014.  Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he has been a director) and (b) the total number of meetings of all committees of the Board on which he served (during the periods that he served).  Two of the Company’s incumbent directors were present at the Company’s prior Annual Meeting of Stockholders.  Each director is expected to make reasonable efforts to attend meetings of the Board, meetings of the committees of which he is a member and the annual meetings of stockholders.

The Board currently has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and Compensation Committee, but does not have a separately-designated Nominating Committee.  The Audit Committee met four times during the fiscal year ended December 31, 2014.  The Compensation Committee met two times during the fiscal year ended December 31, 2014.

Audit Committee

The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls.  The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.

The incumbent Audit Committee is comprised of Mark Pape (chairman), James Roddey and Jeffrey Utz, each of whom is independent as independence for audit committee members is defined under the listing standards of Nasdaq.  The Board has determined that each of Messrs. Pape, Roddey and Utz each qualifies as an “audit committee financial expert,” as defined under the Exchange Act.  The Board has adopted a written Charter of the Audit Committee, which is available at http://www.wilhelmina.com/new-york/investor-relations.

Compensation Committee

The Compensation Committee determines policies and procedures relating to compensation and employee stock and other benefit plans of key executives and approval of individual salary adjustments and stock awards.  Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on certain factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company.  The Executive Chairman makes recommendations to the Compensation Committee regarding the amount and form of compensation for the Company’s key executives, based on comparable factors, and the Compensation Committee takes such recommendations into account in its review.

The incumbent Compensation Committee is comprised of James Roddey (chairman), Mark Pape and Jeffrey Utz, each of whom is independent under the listing standards of Nasdaq.  The Board has adopted a written Charter of the Compensation Committee at this time.  The Board has adopted a written Charter of the Compensation Committee, which is available at http://www.wilhelmina.com/new-york/investor-relations.

Full Board Serving Function of Nominating Committee

The Company’s full Board currently serves the function of a nominating committee.  Because the Company qualifies as a controlled company under Nasdaq rules, the Company is not required to have a separate nominating committee. The Board also believes it is appropriate for the Company not to have a nominating committee at this time because, pursuant to the Mutual Support Agreement, as amended (as further described under the section of this Proxy Statement titled, Proposal No. 1 - Election of Directors–Arrangements Regarding Nomination for Election to the Board), stockholders holding approximately 65% of our outstanding shares have agreed (a) to maintain the size of the Board at seven directors and (b) to cause their representatives on the Board to vote to nominate (i) a total of four nominees directly designated by such holders and (ii) an additional two nominees as determined through an annual selection process pursuant to which each side selects a nominee from a list of independent candidates pre-approved by the other side.  Consequently, as a practical matter, the nomination of directors to the Board will be controlled by certain of our stockholders for the foreseeable future.  The Board will consider establishing a nominating committee and adopting a nominating committee charter in the future.

Director Nomination Process

Members of the Board who are parties to the Mutual Support Agreement identify prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates, in accordance with the terms of the Mutual Support Agreement, as amended.  Subject to the terms of the Mutual Support Agreement, as amended, the members of the Board also consider and discuss other stockholder recommendations for director nominees.  Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management.  The Board will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Board and follow up with the prospective nominee.  Except with respect to nominations in accordance with the Mutual Support Agreement, as amended, the Board does not anticipate that the Company will differentiate evaluating nominees based on the source of their nomination.  While the Board will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations in light of the nomination provisions of the Mutual Support Agreement, which provides for identification and selection procedures with respect to all but one seat on the Board at this time.

The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders.  There is no firm requirement of minimum qualifications or skills that candidates must possess.  Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company.  In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company, the experience of the relevant individuals and the size and membership of the Board at the time.

The Board is led by the Chairman of the Board, Mr. Schwarz.  Mr. Schwarz also serves the role of Executive Chairman and, in such capacity, provides oversight and direction on strategic initiatives and capital allocation to both management and the Board.  The Board believes Mr. Schwarz’s role as Executive Chairman is appropriate and advantageous to the Company given his knowledge and experience as our former Chief Executive Officer, his relevant experience analyzing and advising public companies and his beneficial ownership of our Common Stock. Mr. Vaickus is the Company’s Chief Executive Officer and its Principal Executive Officer.  The Board has combined the role of Chairman and Principal Executive Officer in the past and may determine to do so in the future based on relevant factors at the time.

 Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, and strategic and reputational risks), and at meetings of the Audit Committee.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Conduct and Ethics

Effective April 15, 2009, the Board adopted a revised Code of Business Conduct and Ethics (the “Code of Ethics”).  The Code of Ethics is available at http://www.wilhelmina.com/new-york/investor-relations.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary.  The Corporate Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.  The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Executive Chairman, Chief Executive Officer and Former Chief Financial Officer for each of the last two years.  We refer to these executive officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)		All Other Compensation ($)	Total ($)

Mark E. Schwarz	2014	150,000	-		-		-	150,000
Executive Chairman and Former Chief Executive Officer(1)	2013	150,000	-		-		-	150,000

Alex Vaickus	2014	500,000	-		257,917	(3)	-	757,917
Chief Executive Officer(2)	2013	500,000	-		273,034	(3)	-	773,034

John Murray	2014	200,000	75,000	(5)	-		-	275,000
Former Chief Financial Officer(4)	2013	200,000	75,000	(5)	-		-	275,000
_______________

(1)	Mr. Schwarz served as Chief Executive Officer throughout 2011 and from January 1, 2012 through September 25, 2012, at which time he assumed the title of Executive Chairman.

(2)	Mr. Vaickus was appointed Chief Executive Officer on September 25, 2012.

(3)
On September 27, 2013, Mr. Vaickus was awarded an additional option to purchase 100,000 shares of our Common Stock with an exercise price of $3.80 per share, a five year vesting schedule (vesting in equal annual increments beginning on the first anniversary of the date of the grant) and a ten year term.  These options were granted under the Company’s 2011 Incentive Plan.  On November 11, 2014, Mr. Vaickus was awarded an additional option to purchase 100,000 shares of our Common Stock with an exercise price of $5.72 per share, a five year vesting schedule (vesting in equal annual increments beginning on the first anniversary of the date of the grant) and a ten year term.  These options were granted under the Company’s 2011 Incentive Plan.  Amounts reflect the fair value of the option grants estimated on the date of grant using the Black-Scholes option pricing model.

(4)	Mr. Murray resigned as Chief Financial Officer of the Company and from all positions with subsidiaries of the Company on January 16, 2015.

(5)	Represents a cash bonus paid to Mr. Murray.

Employment Agreements and Arrangements

Mr. Vaickus entered into an Employment Agreement with the Company on August 29, 2012 and was subsequently appointed Chief Executive Officer on September 25, 2012.  Under the Employment Agreement, Mr. Vaickus is paid (a) a gross annual salary of $500,000 and (b) certain annual performance bonuses ranging from between 7.5% and 15% of EBITDA (earnings before interest, taxes, depreciation and amortization) of the Company’s wholly owned subsidiaries in excess of certain thresholds starting at $5.5 million per year. The applicable calculation of EBITDA is to include Mr. Vaickus’ base salary and other compensation related expense, but exclude the relevant bonus, for purposes of determining whether an EBITDA threshold is met. Mr. Vaickus will also receive annual option grants of 100,000 shares (on a split adjusted basis) of our Common Stock under the Company’s 2011 Incentive Plan to vest ratably in five (5) equal increments beginning on the first anniversary of the date of grant.  The first such grant was made on September 25, 2012, the second grant was made on September 27, 2013 and the third grant was made on November 11, 2014.  The term of the Employment Agreement is two (2) years, subject to an annual evergreen thereafter unless notice of nonrenewal is provided by either party prior to ninety (90) days before the end of the applicable term.

In the event that Mr. Vaickus’ employment is terminated without “cause” or for “good reason”, Mr. Vaickus is entitled to receive continued salary for the lesser of (1) the number of months remaining on the term of the Employment Agreement and (2) the Number of Qualifying Months (as herein defined). The “Number of Qualifying Months” means three (3) months plus, for each twelve (12) month renewal period that occurred under the Employment Agreement, one (1) additional month. “Cause” includes a breach of the Employment Agreement that remains uncured within ten (10) days after a written demand of performance is delivered identifying the manner in which Mr. Vaickus has not performed or any violation of the restrictive covenants set forth in the Employment Agreement without reference to any cure period.  “Good reason” means a reduction of Mr. Vaickus’ salary.

The Employment Agreement also contains certain non-compete and non-solicitation provisions.

Mr. Schwarz is employed on an “at will” basis and does not have employment, severance or change in control agreements with the Company.

Potential Payments Upon Termination or Change in Control

Except for the severance arrangements under Mr. Vaickus’ Employment Agreement as described above, we have no plans or other arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement or change in control) or other events following a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding equity awards held by the named executive officers as of December 31, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Mark E. Schwarz	-	-		-	-

Alex Vaickus	40,000	60,000	(1)	2.34	9/25/22
	20,000	80,000	(2)	3.80	9/27/23
	0	100,000	(3)	5.72	11/11/24
John Murray	-	-		-	-

_______________

(1)	options were granted September 25, 2012 and vest in annual installments of 20,000 on each anniversary.

(2)	options were granted September 27, 2013 and vest in annual installments of 20,000 on each anniversary.

(3)	options were granted November 11, 2014 and vest in annual installments of 20,000 on each anniversary.

Director Compensation

For the fiscal year ended December 31, 2014, each of our non-employee directors was entitled to compensation consisting of $28,000 in fees, stock options to purchase 100,000 shares of Common Stock, or a combination of cash and options.  Each of our non-employee directors elected to receive their annual compensation for 2014 all in cash.

The Chairman of the Audit Committee and Compensation Committee earn an annual cash retainer of $2,500.   Members of the Audit Committee and Compensation Committee earn $1,000 for their services.

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)

Horst-Dieter Esch	28,000	-	28,000

Jeffrey Utz	30,000	-	30,000

Clinton Coleman	28,000	-	28,000

James Dvorak	28,000	-	28,000

Mark Pape	31,500	-	31,500

James Roddey	31,500	-	31,500
_______________

Equity Compensation Plan Information

2011 Incentive Plan

On May 2, 2011, our Board approved the Wilhelmina International, Inc. 2011 Incentive Plan (the “2011 Plan”).  The 2011 Plan is effective as of May 2, 2011 and was approved by a majority of our stockholders at the 2012 Annual Meeting. The 2011 Plan is intended as an incentive to retain and to attract directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in our development and financial success.

The 2011 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, and other equity incentives, including stock or stock based awards (collectively, the “Plan Rights”), to persons eligible to participate in the 2011 Plan.  The 2011 Plan shall satisfy the performance-based compensation exception to the limitation on our tax deductions imposed by Section 162(m) of the Code, with respect to those options and stock appreciation rights for which qualification for such exception is intended (“Section 162(m) Grants”).

In the event option grants are intended to qualify as Section 162(m) Grants, the requirements as to stockholder approval set forth in Section 162(m) of the Code must be satisfied.

A total of 300,000 shares of our Common Stock are subject to the 2011 Plan.  The maximum number of shares that may be subject to options and stock appreciation rights granted under the 2011 Plan to any individual in any calendar year may not exceed 100,000.  Should any Plan Right expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of a Plan Right be reduced for any reason, the shares of Common Stock subject to such Plan Right may be subject to future Plan Rights under the Plan, unless such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

The 2011 Plan is to be administered by a committee consisting of two or more directors appointed by our Board (the “Plan Committee”), which may be the Compensation Committee of the Board.  Under the 2011 Plan, the Plan Committee will be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and “outside directors” within the meaning of Section 162(m) of the Code, which individuals will serve at the pleasure of our Board.  In the event that for any reason the Plan Committee is unable to act or if the Plan Committee at the time of any grant, award or other acquisition under the 2011 Plan does not consist of two or more “non-employee directors,” or if there is no such Plan Committee, then the 2011 Plan will be administered by our Board, provided that grants to our Chief Executive Officer or to any covered employee within the meaning of Section 162(m) of the Code that are intended to qualify as Section 162(m) Grants may only be granted by a properly constituted Plan Committee, subject to ratification by our Board.  Except in the case of Section 162(m) Grants (the recipients, terms and conditions of which the Plan Committee has full power and authority to determine, subject to Board ratification), the recipients, terms and conditions of grants under the 2011 Plan are recommended by the Plan Committee to the Board for approval.  The Plan Committee will interpret the 2011 Plan and all Plan Rights granted thereunder and make all other determinations necessary or advisable for the administration of the 2011 Plan.  Our Board has designated the Compensation Committee of the Board as the Plan Committee.

The 2011 Plan provides for the early expiration of options and stock appreciation rights in the event of certain terminations of employment of the recipients thereof.  Options and stock appreciation rights granted under the 2011 Plan are not transferable and may be exercised solely by the recipient thereof during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  Upon the occurrence of a “change of control” (as defined in the 2011 Plan), the Plan Committee may accelerate the vesting and/or exercisability of certain Plan Rights under the Plan.  The 2011 Plan contains a clawback provision that permits the Plan Committee to, in all appropriate circumstances and in accordance with guidance issued by the SEC, require reimbursement of any annual incentive payment including incentive options and nonqualified options to an executive officer where:  (a) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of our financial statements filed with the SEC; and (b) a lower payment would have been made to the executive based upon the restated financial results.  The 2011 Plan expires on May 1, 2021, and no grants may be made pursuant to the 2011 Plan after such date.

2015 Incentive Plan

On April 27, 2015, the Board approved, and is now proposing for stockholder approval and adoption, the 2015 Incentive Plan, a copy of which is attached hereto as Annex A.  The 2015 Plan is intended as an incentive to retain and to attract directors, officers, consultants, advisors and employees, as well as to encourage a sense of proprietorship and stimulate the active interest of such persons in our development and financial success. A description of the 2015 Incentive Plan is provided on p. 17-22.

Equity Compensation Plan Table

The following table summarizes the equity compensation plans under which the Common Stock may be issued as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	300,000	$3.95	-

Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	300,000	$3.95	-

AUDIT COMMITTEE REPORT

The Audit Committee is currently comprised of Mark Pape, James Roddey and Jeffrey Utz.  Messrs. Pape, Roddey and Utz are independent under the listing standards of Nasdaq with respect to board of directors and audit committee membership.

The Audit Committee reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2014 with both management and Montgomery Coscia Greilich, the Company’s independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Montgomery Coscia Greilich such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2014.

AUDIT COMMITTEE

Mark Pape (Chairman)
James Roddey Jeffrey Utz

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”) to be considered for inclusion in our proxy statement and form of proxy relating to our next Annual Meeting of Stockholders must be received at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary, no later than December 30, 2015.  We have not yet determined when we will hold our next Annual Meeting of Stockholders.  If we determine to hold such meeting more than 30 days from the first anniversary of the date of the Annual Meeting, we will publicly announce such date to stockholders as soon as reasonably practicable.

Requirements for Stockholder Proposals Outside the Scope of Rule 14a-8

Any stockholder of record entitled to vote in the election of directors may submit proposals for business to be considered by the stockholders of the Company at any meeting of stockholders if written notice of such stockholder’s intent to submit such proposal or proposals has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the principal office of the Company (i) with respect to any proposal to be introduced at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or February 11, 2016 to March 13, 2016 for next year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, and (ii) with respect to any proposal to be introduced at a special meeting of stockholders, the close of business on the seventh day following the date on which public announcement of the date of such meeting is first made.  Each such notice shall set forth (a) the name and address of the stockholder who intends to introduce the proposal and of the beneficial owner, if any, on whose behalf the proposal is to be introduced; (b) the text of the proposal to be introduced (including the text of any resolutions proposed for consideration and in the event such proposal is to amend the Bylaws, the text of the proposed amendment), the reasons for introducing the proposal at the meeting and any material interest of the stockholder in the proposal; (c) the class and number of shares of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; and (d) a representation that the stockholder is a holder of record of stock of the Company and intends to appear in person or by proxy at the meeting to introduce the proposal or proposals specified in the notice.  The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

Requirements for Stockholder Nominations of Directors

Any stockholder of record entitled to vote in the election of directors of the Company may nominate directors only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the principal office of the Company (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or February 11, 2016 to March 13, 2016 for next year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, the close of business on the seventh day following the date on which public announcement of the date of such meeting is first made.  Each such notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated; (b) the class and number of shares of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; (c) a representation that the stockholder is a holder of record of stock of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated or intended to be nominated, by the board of directors; and (f) the written consent of each nominee to serve as a director of the Company if so elected.  The chairperson of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

PROXY SOLICITATION

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company.  In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof.  The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

The 2014 Annual Report is being sent with this Proxy Statement to each stockholder.  The 2014 Annual Report is also available at http://www.wilhelmina.com/new-york/investor-relations.  The 2014 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

ANNEX A

WILHELMINA INTERNATIONAL, INC.

2015 INCENTIVE PLAN

1.	Purpose of the Plan.

This 2015 Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Wilhelmina International, Inc., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan may be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan shall satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options and stock appreciation rights (“Stock Appreciation Rights”) for which qualification for such exception is intended (“Section 162(m) Grants”). In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”), which may be the Compensation Committee of the Board, consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. Except for Section 162(m) Grants, the Committee, subject to Sections 3, 4 and 5 hereof, shall recommend for approval by the Board recipients of Options, Stock Appreciation Rights, restricted stock (“Restricted Stock”) and other equity incentives or stock or stock based awards (“Equity Incentives”), the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. With respect to Section 162(m) Grants, the Committee, subject to Sections 3, 4 and 5 hereof, shall have full power and authority to designate recipients of Options and Stock Appreciation Rights and to determine the terms and conditions of respective Options and Stock Appreciation Rights (which need not be identical) and whether Options shall be Incentive Options or Nonqualified Options, all subject to ratification by the Board. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be final, binding and conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any other covered employee within the meaning of Section 162(m) of the Code that are intended to qualify as Section 162(m) Grants may only be granted by the Committee, subject to ratification by the Board.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In recommending to the Board (or selecting, in the case of Section 162(m) Grants) Optionees and Grantees, and the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee’s relationship to the Company, the Optionee or Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee’s length of service, promotions and potential. An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s).

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 10 hereof, a total of 500,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan, all of which may be Incentive Options. The maximum number of shares of Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 250,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option, Stock Appreciation Right, Restricted Stock, or Equity Incentives may be subject to future grants under the Plan, except in the case of an Option or Stock Appreciation Right where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 10 below. “Fair Market Value” means the closing price of publicly traded shares of Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           Exercisability.  Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.	Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall be granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company. Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 7(d) below.

(b)           Issuance of certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions has lapsed. Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion.

8.	Other Equity Incentives or Stock Based Awards.

The Committee, in the case of Equity Incentives intended to satisfy the requirements of Section 162(m) of the Code, may grant or, in all other cases, may recommend to the Board the grant of Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.	Term of Plan.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

10.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Sections 424(h) or 409A of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

11.	Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.	Taxes.

(a)          The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)          If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)          If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

13.	Effective Date of Plan.

The Plan shall be effective on April 27, 2015; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than April 27, 2016, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

14.	Amendment and Termination, Section 409A of the Code.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee’s consent, and except that, following approval of the Plan by stockholders, no amendment shall be made without the approval of the stockholders of the Company if (i) so required pursuant to the rules of any securities exchange or similar regulatory body, or (ii) if such amendment would:

(a)          materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

(b)          materially increase the benefits accruing to the Optionees or Grantees under the Plan;

(c)          materially modify the requirements as to eligibility for participation in the Plan;

(d)          decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)          extend the term of any Option beyond that provided for in Section 5(b).

The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall (except as provided in the succeeding paragraph) impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent. The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate, subject to ratification by the Board.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee and the Board shall exercise its discretion in granting Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder (and the terms of such grants) in a manner consistent with that intent.  To the extent permitted under the Section 409A Rules, the Plan and any grant of an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be amended from time to time (without, in the case of an award, the consent of the participant) as may be necessary or appropriate to comply with the Section 409A Rules and preserve the intended tax treatment of the award, including without limitation, by adopting an amendment intended to (i) exempt the award from the Section 409A Rules or (ii) comply with the Section 409A Rules; provided, however, that nothing herein shall create any obligation on the part of the Board, the Committee or the Company to adopt any such amendment or to take any other action, nor shall the Board, the Committee or the Company have any liability for failing to do so.  Notwithstanding anything to the contrary herein, neither the Board, the Committee nor the Company guarantees any particular tax result relating to any award under the Plan.

15.	Government Regulations.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

16.	General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

(e)           Non-transferability.  Options and Stock Appreciation Rights granted hereunder are not transferable (except pursuant to a qualified domestic relations order or as required by law) and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           No rights as a Stockholder.  No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(g)           Termination by Death.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

(h)           Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, within the meaning of Section 22(e)(3) of the Code (“Disability”), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(i)           Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter. For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

(j)           Other Termination.  Unless otherwise determined by the Committee, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee or Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee). The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(k)           Clawback.  The Committee shall, in all appropriate circumstances and in accordance with guidance issued by the U.S. Securities and Exchange Commission, require reimbursement of any annual incentive payment including Incentive Options and Nonqualified Options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

Wilhelmina International, Inc.
April 27, 2015

Important Notice Regarding the Availability of Proxy Materials for
Wilhelmina International, Inc.’s Annual Meeting of Stockholders to be Held on
June 11, 2015.  The Proxy Statement and the 2014 Annual Report
are Available at http://www.wilhelmina.com/new-york/investor-relations

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WILHELMINA INTERNATIONAL, INC.

Annual Meeting of Stockholders
To be Held on June 11, 2015

The undersigned, a stockholder of Wilhelmina International, Inc., a Delaware corporation (the “Company”), does hereby appoint Mark Pape the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company that the undersigned would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, on June 11, 2015, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the “Annual Meeting”).

THE BOARD OF DIRECTORS (THE “BOARD”) RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 AND 3.  PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO [ ]	FOR ALL NOMINEES EXCEPT [ ]
VOTE FOR ALL NOMINEES

Nominees:	01 Clinton Coleman	05 Mark E. Schwarz
	02 James Dvorak	06 Jeffrey Utz
	03 Horst-Dieter Esch	07 James Roddey
04 Mark Pape

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL NOMINEES EXCEPT” AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:

2.	To approve a proposal to ratify the appointment of Montgomery Coscia Greilich, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve a proposal to approve and adopt the 2015 Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.   To transact such other business as may properly be brought before the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE DATE, SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

If properly executed, this proxy will be voted as directed above and in the discretion of the herein named attorneys and proxies, their substitutes, or any of them with respect to any matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

DATED:__________________________

__________________________
(Print Full Name of Stockholder)

__________________________
(Signature of Stockholder)

__________________________
(Signature if held jointly)

NOTE: Please sign exactly as your name or names appear hereon.  When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy should sign.  When a proxy is given by a corporation or partnership, it should be signed with full corporate or partnership name by a duly authorized officer.